                        OPPENHEIMER MUNICIPAL BOND FUND
                   Supplement dated January 2, 2003 to the
                Statement of Additional Information dated November 27, 2002

The Statement of Additional Information is amended as follows:

1.    Effective  December 31, 2002,  Mr. Leon Levy resigned as a Trustee of the Fund and Mr.
   Clayton  Yeutter  was  elected  as  Chairman  of the  Board,  effective  January 1, 2003.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for  Mr.  Levy on  page  25 and by  adding  the  following  to Mr.  Yeutter's  biography:
   "Chairman of the Board of Trustees."

2.   In the Trustee compensation table on page 31, the title of "Chairman" after
   Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name.  In addition, the following footnote is added following Mr. Levy's name and following Mr. Yeutter's name:

            4. Effective January 1, 2003, Clayton Yeutter became
                Chairman of the Board of Trustees of the Board
                I Funds upon the retirement of Leon Levy.

January 2, 2003                                                     PX0310.008